UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 19, 2006


                               AURA SYSTEMS, INC.
                                [GRAPHIC OMITTED]
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                  0-17249                95-4106894
----------------------     -------------------      -----------------------
    (State or other          (Commission file         (I.R.S. Employer
   jurisdiction of               number)              Identification
   incorporation or                                       Number)
    organization)


                 2330 Utah Avenue, El Segundo, California 90245
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (310) 643-5300


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 19, 2006, Richard Armbrust resigned as a Director of Aura Systems, Inc. (the "Company") for personal reasons.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AURA SYSTEMS, INC.


Date: July 25, 2006                By: /s/ Melvin Gagerman
                                       -----------------------------
                                       Melvin Gagerman
                                       Chairman